EXHIBIT 23.3



                          INDEPENDENT AUDITORS' CONSENT





         We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-8 of our report dated March 3, 2000 appearing on page F-2 of netcruise.com, inc.'s Annual Report on Form 10-KSB for the year ended December 31, 1999.


                                                            /s/
                                                            WISS & COMPANY, LLP


         Livingston, New Jersey
         August 2, 2000